[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                               MFS(R) GOVERNMENT
                               LIMITED MATURITY FUND

                               ANNUAL REPORT o DECEMBER 31, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 26
MFS' Year 2000 Readiness Disclosure ....................................... 28
Trustees and Officers ..................................................... 29

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through a financial consultant.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your financial consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

(1) Source: Investment Company Institute.
(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore
    Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of D. Richard Smith]
     D. Richard Smith

For the 12 months ended December 31, 1999, Class A shares of the Fund provided a total return of 2.31%, Class B shares 1.50%, Class C shares 1.33%, and Class I shares 2.46%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 2.50% return for the average short-term U.S. government debt fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. The Fund's returns also compare to a 2.97% return for the Lehman Brothers One- to Three-Year Government Bond Index (an unmanaged, market-value-weighted index comprised of debt issued by the U.S. government and its agencies with remaining maturities of one to three years).

Q.  WHAT IS THE OVERALL GOAL OF THE FUND?

A. Our goal is to provide a bond fund of government-quality securities with low price volatility and yields that, over a time frame of several years, has the potential to exceed the total return of most money market accounts. The holdings in our portfolio all meet the strict federal eligibility requirements for investments by banks and credit unions.

Q.  HOW DID THE FUND PERFORM OVER THE PAST YEAR?

A. The Fund performed as we expected in a period of strong growth when the Federal Reserve Board (the Fed) was actively raising rates -- that is, in a period highly unfavorable to bonds. The annual return for Class A shares was in line with that of two-year Treasury notes, which returned approximately 2.20%. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

    Going into last year on the heels of the economic crisis in Asia and Russia, we believed that the possibility of a global recession was reasonably strong. We, therefore, based our strategy on a forecast of moderate economic growth. However, many foreign economies recovered much more quickly than we or the markets anticipated, and economic growth exceeded our expectations for the year, both domestically and globally. Interest rates increased more than expected, with two-year Treasury note rates rising approximately 170 basis points (1.70%). In the end, 1999 turned out to be the worst year for the bond markets since 1994.

    That said, however, the Fund performed as it is designed to do. Our aim is to produce a positive return during difficult periods for bonds -- when a less conservative fund might produce negative returns -- and then during more favorable periods, such as when interest rates are stable or declining, to produce yields that outperform the returns of money market accounts. We believe this conservative strategy will help us work toward outperforming most money market accounts over most two- to three-year periods.

Q.  PLEASE DESCRIBE THE CURRENT STRUCTURE OF THE PORTFOLIO.

A. The allocation of sectors is approximately 50% U.S. Treasuries, 26% mortgage-backed securities, 16% U.S. agency debentures, and 8% cash. Our hope, over time, is to continue to increase the interest yield of the portfolio by raising the level of the higher-yielding sectors, namely agency debentures and mortgage-backed securities, and lowering the level of Treasuries.

Q.  COULD YOU REVIEW THE ROLE THAT EACH SECTOR PLAYS IN THE FUND'S PERFORMANCE?

A. Yes, let's begin with mortgage-backed securities, which have been the highest-yielding portion of the portfolio. This sector is made up of pools of home mortgages that are guaranteed by the full faith and credit of government agencies such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). One risk of mortgage-backed securities is prepayment; homeowners may pay off their mortgages early, causing the mortgage holder to receive less than the full expected interest. The risk of prepayment tends to rise when interest rates are falling, because homeowners are more likely to prepay their existing mortgages and refinance at lower rates. We currently hold only about 26% of the portfolio in mortgages because, in the existing environment of rising interest rates and therefore low prepayment risk, cash flow of these securities is pushed out longer and they are more sensitive to interest-rate changes. Since one of the Fund's mandates is capital preservation, we are limited in the amount of mortgage-backed securities we can hold. During periods of high prepayment risk (i.e., when interest rates are falling), the Fund can actually hold more mortgages because, with cash flow expected to be returned sooner, mortgages trade with less price sensitivity.

    The government-agencies portion of the Fund consists of agency debentures, which are basically bonds backed by the full faith and credit of government agencies. Agency debentures, because they do not carry the risk of prepayment, generally pay a lower yield than mortgage-backed securities, but a higher yield than Treasury notes. We increased the Fund's weighting in this sector over the course of the year and expect that our government-agencies weighting could eventually reach about twice its current level.

    The Treasuries sector of the Fund consists mainly of higher-yielding, one-year Treasury notes. The role of this sector, which tends to be less volatile than the mortgage-backed securities or agency debentures sectors, is to dampen volatility of the overall portfolio.

    Finally, we have a cash position in the Fund because we're in a period when the Fed is actively raising interest rates. In an environment of rising rates, cash adds stability to the portfolio.

Q.  HOW DO YOU FEEL ABOUT THE ECONOMY GOING FORWARD?

A. We believe the economy has fairly strong momentum going into the first quarter of 2000, as growth in the third and fourth quarters of 1999 was around 4% - 5%. We believe there is also a lot of natural momentum in the first quarter of most years, because many people receive bonuses and tax refunds. Those factors, plus what we expect will be a continued strong stock market, should tend to increase consumer purchases.

    We are still optimistic that inflation will remain low because the productivity story is just terrific; we feel technology's impacts on the economy are really still at the first or second stages of a long cycle. So I don't think inflation is going to be too much of a problem this year. Although the market seems to expect the Fed will raise rates a few times in the first quarter -- and we agree with that expectation -- I think that for the year as a whole rates will either stay the same or actually end up declining.

Q.  HOW DO YOU EXPECT THAT TO IMPACT THE FUND'S PERFORMANCE?

A. In the near term we believe our performance will be similar to that of a money market fund, because the bond market has already taken into account the expectation that the Fed will raise rates in the first quarter. But we expect that, over the next couple of years, we're going to see rates start to come back down. That could present opportunities in the bond markets going forward, because the value of the bonds we hold would rise as rates decrease, and we would expect that the Fund could potentially outperform the average money market account in that environment.

/s/ D. Richard Smith

    D. Richard Smith
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   D. RICHARD SMITH IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GOVERNMENT MORTGAGE FUND AND MFS(R) GOVERNMENT LIMITED MATURITY FUND.

   MR. SMITH JOINED MFS IN 1993. HE BECAME A PORTFOLIO MANAGER IN 1997. FROM 1986 TO 1993 HE WORKED IN RESEARCH AND INSTITUTIONAL SALES ON WALL STREET.

   HE IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. DEGREE FROM VANDERBILT UNIVERSITY.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                SEEKS TO PRESERVE CAPITAL AND PROVIDE HIGH CURRENT
                            INCOME (COMPARED TO A PORTFOLIO INVESTED ENTIRELY IN
                            MONEY MARKET INSTRUMENTS).

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    SEPTEMBER 26, 1988

  CLASS INCEPTION:          CLASS A  SEPTEMBER 26, 1988
                            CLASS B  SEPTEMBER 7, 1993
                            CLASS C   AUGUST 1, 1994
                            CLASS I   JANUARY 2, 1997

  SIZE:                     $287.1 MILLION NET ASSETS AS OF DECEMBER 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended December 31, 1999)

                       MFS Government        Lehman Brothers
                      Limited Maturity          1-3 Year
                       Fund - Class A      Government Bond Index
                       --------------      ---------------------
            12/89          $ 9,750              $10,000
            12/91           11,080               12,258
            12/93           12,627               13,725
            12/95           13,830               15,291
            12/97           15,139               17,137
            12/99           16,471               18,875

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

CLASS A
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +2.31%      +15.65%      +31.43%       +68.93%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +2.31%      + 4.97%      + 5.62%       + 5.38%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -0.25%      + 4.08%      + 5.08%       + 5.12%
---------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +1.50%      +13.00%      +26.09%       +60.08%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +1.50%      + 4.16%      + 4.75%       + 4.82%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -2.37%      + 3.26%      + 4.42%       + 4.82%
---------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +1.33%      +12.69%      +25.82%       +61.04%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +1.33%      + 4.06%      + 4.70%       + 4.88%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       +0.36%      + 4.06%      + 4.70%       + 4.88%
---------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +2.46%      +15.89%      +31.71%       +69.29%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +2.46%      + 5.04%      + 5.66%       + 5.41%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Average short-term U.S. government debt fund+            +2.50%      + 4.61%      + 5.57%       + 5.66%
---------------------------------------------------------------------------------------------------------
Lehman Brothers 1-3 Year Government Bond Index#          +2.97%      + 5.51%      + 6.47%       + 6.56%
---------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Analytical Services, Inc.
  # Source: AIM.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE
IS NO GUARANTEE OF FUTURE RESULTS.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF DECEMBER 31, 1999

PORTFOLIO STRUCTURE

            U.S. Treasuries                    50.5%
            Mortgage Backed                    26.2%
            Other Government Agencies          15.7%
            Cash                                7.6%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- December 31, 1999

Bonds - 90.7%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 40.0%
    Federal Home Loan Bank, 5.875s, 2001                                $10,000           $  9,901,600
    Federal Home Loan Mortgage Corp., 5s, 2001                           15,000             14,772,600
    Federal Home Loan Mortgage Corp., 5.75s, 2001                        20,000             19,806,200
    Federal Home Loan Mortgage Corp., 6s, 2008                            8,838              8,754,918
    Federal Home Loan Mortgage Corp., 8s, 2011 - 2023                    17,123             17,394,462
    Federal National Mortgage Assn., 6.13s, 2011                          9,981              9,597,757
    Federal National Mortgage Assn., 6.171s, 2014                         8,940              8,632,876
    Federal National Mortgage Assn., 6.5s, 2006                          11,443             11,367,819
    Federal National Mortgage Assn., 7s, 2013                               946                935,223
    Federal National Mortgage Assn., 7.5s, 2000 - 2013                   11,530             11,599,444
    Federal National Mortgage Assn., 8s, 2011                             2,052              2,084,325
                                                                                          ------------
                                                                                          $114,847,224
------------------------------------------------------------------------------------------------------
U.S. Government Guanteed - 50.7%
  Government National Mortgage Association - 1.4%
    GNMA, 8.5s, 2002 - 2010                                             $ 1,352           $  1,402,226
    GNMA, 9s, 2001 - 2007                                                 2,432              2,553,592
                                                                                          ------------
                                                                                          $  3,955,818
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 49.3%
    U.S. Treasury Notes, 7.5s, 2001                                     $10,000           $ 10,217,200
    U.S. Treasury Notes, 7.75s, 2001                                     25,000             25,406,250
    U.S. Treasury Notes, 7.875s, 2001                                    42,000             43,050,000
    U.S. Treasury Notes, 8s, 2001                                        51,950             53,151,084
    U.S. Treasury Notes, 6s, 2004                                        10,000              9,843,700
                                                                                          ------------
                                                                                          $141,668,234
------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                          $145,624,052
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $266,302,481)                                               $260,471,276
------------------------------------------------------------------------------------------------------
Short-Term Obligation - 7.5%
------------------------------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 1/10/00,
      at Amortized Cost                                                 $21,495           $ 21,472,162
------------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.7%
------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/99, due 1/03/00, total to
      be received, $2,060,343 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                  $ 2,060           $  2,060,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $289,834,643)                                         $284,003,438
Other Assets, Less Liabilities - 1.1%                                                        3,065,318
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $287,068,756
------------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
DECEMBER 31, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $289,834,643)            $284,003,438
  Cash                                                                   29,026
  Receivable for Fund shares sold                                       808,736
  Interest receivable                                                 3,807,985
  Other assets                                                            3,837
                                                                   ------------
      Total assets                                                 $288,653,022
                                                                   ------------
Liabilities:
  Distribution payable                                             $    433,132
  Payable for Fund shares reacquired                                    932,919
  Payable to affiliates -
    Management fee                                                        3,166
    Shareholder servicing agent fee                                         792
    Distribution and service fee                                         37,063
  Accrued expenses and other liabilities                                177,194
                                                                   ------------
      Total liabilities                                            $  1,584,266
                                                                   ------------
Net assets                                                         $287,068,756
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $321,056,371
  Unrealized depreciation on investments                             (5,831,205)
  Accumulated net realized loss on investments                      (27,645,599)
  Accumulated distributions in excess of net investment
    income                                                             (510,811)
                                                                   ------------
      Total                                                        $287,068,756
                                                                   ============
Shares of beneficial interest outstanding                           35,313,557
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $191,954,843 / 23,587,067 shares of
     beneficial interest outstanding)                                 $8.14
                                                                      =====
  Offering price per share (100 / 97.5 of net asset value
     per share)                                                       $8.35
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $71,471,996 / 8,805,802 shares of
     beneficial interest outstanding)                                 $8.12
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $23,641,809 / 2,920,675 shares of
     beneficial interest outstanding)                                 $8.09
                                                                      =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $108 / 13 shares of beneficial interest
     outstanding)                                                     $8.12
                                                                      =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 20,713,566
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,266,113
    Trustees' compensation                                               43,405
    Shareholder servicing agent fee                                     326,324
    Distribution and service fee (Class A)                              320,980
    Distribution and service fee (Class B)                              696,185
    Distribution and service fee (Class C)                              293,774
    Administrative fee                                                   41,273
    Custodian fee                                                       102,901
    Printing                                                             28,583
    Postage                                                              28,905
    Auditing fees                                                        25,423
    Legal fees                                                               30
    Miscellaneous                                                       212,440
                                                                   ------------
      Total expenses                                               $  3,386,336
    Fees paid indirectly                                                (40,508)
                                                                   ------------
      Net expenses                                                 $  3,345,828
                                                                   ------------
        Net investment income                                      $ 17,367,738
                                                                   ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) on investment
    transactions                                                   $ (4,861,803)
  Change in unrealized depreciation on investments                   (6,089,837)
                                                                   ------------
          Net realized and unrealized loss on investments          $(10,951,640)
                                                                   ------------
            Increase in net assets from operations                 $  6,416,098
                                                                   ============

See notes to financial statements.


Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                  1999                       1998
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 17,367,738               $ 15,081,899
  Net realized gain (loss) on investments                          (4,861,803)                   962,768
  Net unrealized loss on investments                               (6,089,837)                  (742,723)
                                                                 ------------               ------------
    Increase in net assets from operations                       $  6,416,098               $ 15,301,944
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $(12,110,749)              $(11,563,809)
  From net investment income (Class B)                             (3,561,308)                (2,356,980)
  From net investment income (Class C)                             (1,421,241)                (1,034,259)
  From net investment income (Class I)                                (11,315)                   (27,187)
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(17,104,613)              $(14,982,235)
                                                                 ------------               ------------
Net increase (decrease) in net assets from Fund share
  transactions                                                   $(11,457,764)              $ 65,638,958
                                                                 ------------               ------------
      Total increase (decrease) in net assets                    $(22,146,279)              $ 65,958,667
Net assets:
  At beginning of period                                          309,215,035                243,256,368
                                                                 ------------               ------------
At end of period (including accumulated distributions
  in excess of net investment income of $510,811 and
  $661,163, respectively)                                        $287,068,756               $309,215,035
                                                                 ============               ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                  1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $  8.42         $  8.40         $  8.41         $  8.68         $  8.42
                                                      -------         -------         -------         -------         -------
Income from investment operations# -
  Net investment income                               $  0.48         $  0.50         $  0.53         $  0.56         $  0.59
  Net realized and unrealized gain (loss) on
    investments                                         (0.29)           0.02           (0.02)          (0.30)           0.25
                                                      -------         -------         -------         -------         -------
      Total from investment operations                $  0.19         $  0.52         $  0.51         $  0.26         $  0.84
                                                      -------         -------         -------         -------         -------
Less distributions declared to shareholders
  from net investment income                          $ (0.47)        $ (0.50)        $ (0.52)        $ (0.53)        $ (0.58)
                                                      -------         -------         -------         -------         -------
Net asset value - end of period                       $  8.14         $  8.42         $  8.40         $  8.41         $  8.68
                                                      =======         =======         =======         =======         =======
Total return(+)                                          2.31%           6.34%           6.30%           2.98%          10.36%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             0.81%           0.84%           0.84%           0.84%           0.88%
  Net investment income                                  5.76%           5.95%           6.27%           6.55%           6.91%
Portfolio turnover                                        165%            368%            266%            301%            447%
Net assets at end of period (000 Omitted)
                                                     $191,955        $215,877        $190,039        $226,976        $248,955

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.


Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                  1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $  8.40         $  8.39         $  8.39         $  8.67         $  8.41
                                                      -------         -------         -------         -------         -------
Income from investment operations# -
  Net investment income                               $  0.41         $  0.43         $  0.46         $  0.47         $  0.51
  Net realized and unrealized gain (loss) on
    investments                                         (0.29)           0.01            --             (0.30)           0.25
                                                      -------         -------         -------         -------         -------
      Total from investment operations                $  0.12         $  0.44         $  0.46         $  0.17         $  0.76
                                                      -------         -------         -------         -------         -------
Less distributions declared to shareholders from
  net investment income                               $ (0.40)        $ (0.43)        $ (0.46)        $ (0.45)        $ (0.50)
                                                      -------         -------         -------         -------         -------
Net asset value -- end of period                      $  8.12         $  8.40         $  8.39         $  8.39         $  8.67
                                                      =======         =======         =======         =======         =======
Total return                                             1.50%           5.43%           5.61%           2.08%           9.31%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             1.61%           1.60%           1.63%           1.72%           1.74%
  Net investment income                                  4.96%           5.17%           5.48%           5.67%           6.02%
Portfolio turnover                                        165%            368%            266%            301%            447%
Net assets at end of period (000 Omitted)             $71,472         $68,867         $34,843         $34,643         $33,759

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                  1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $  8.38         $  8.37         $  8.37         $  8.65         $  8.39
                                                      -------         -------         -------         -------         -------
Income from investment operations# -
  Net investment income                               $  0.41         $  0.43         $  0.45         $  0.48         $  0.51
  Net realized and unrealized gain (loss) on
    investments                                         (0.30)           0.01            --             (0.30)           0.25
                                                      -------         -------         -------         -------         -------
      Total from investment operations                $  0.11         $  0.44         $  0.45         $  0.18         $  0.76
                                                      -------         -------         -------         -------         -------
Less distributions declared to shareholders from
  net investment income                               $ (0.40)        $ (0.43)        $ (0.45)        $ (0.46)        $ (0.50)
                                                      -------         -------         -------         -------         -------
Net asset value - end of period                       $  8.09         $  8.38         $  8.37         $  8.37         $  8.65
                                                      =======         =======         =======         =======         =======
Total return                                             1.33%           5.35%           5.56%           2.12%           9.33%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             1.66%           1.69%           1.69%           1.69%           1.73%
  Net investment income                                  4.91%           5.10%           5.42%           5.68%           5.87%
Portfolio turnover                                        165%            368%            266%            301%            447%
Net assets at end of period (000 Omitted)             $23,642         $24,286         $18,192         $22,215         $17,365

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                              1999                    1998                   1997*
-------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS I
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                             $  8.40                 $  8.40                 $  8.40
                                                                  -------                 -------                 -------
Income from investment operations# -
  Net investment income                                           $  0.51                 $  0.46                 $  0.53
  Net realized and unrealized gain (loss) on investments            (0.31)                   0.05                    --
                                                                  -------                 -------                 -------
      Total from investment operations                            $  0.20                 $  0.51                 $  0.53
                                                                  -------                 -------                 -------
Less distributions declared to shareholders from net
  investment income                                               $ (0.48)                $ (0.51)                $ (0.53)
                                                                  -------                 -------                 -------
Net asset value - end of period                                   $  8.12                 $  8.40                 $  8.40
                                                                  =======                 =======                 =======
Total return                                                         2.46%                   6.25%                   6.55%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                         0.66%                   0.66%                   0.69%+
  Net investment income                                              5.91%                   6.23%                   6.42%+
Portfolio turnover                                                    165%                    368%                    266%
Net assets at end of period (000 Omitted)                         $  --                      $185                    $182

 * For the period from the inception of Class I, January 2, 1997, through December 31, 1997.
 + Annualized
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Limited Maturity Fund (the Fund) is organized as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1999, $112,773 was reclassified from accumulated net realized loss on investments to accumulated distributions in excess of net investment income due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

At December 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $27,643,690 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2002, ($12,883,519), December 31, 2003, ($2,302,419),
December 31, 2004, ($4,284,511), December 31, 2005, ($3,064,412), and December
31, 2007, ($5,108,829).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of the lesser of (i) 0.40% of the Fund's average daily net assets or (ii) 0.38% of the Fund's average daily net assets and 5.36% of gross investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $13,199 for the year ended December 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $35,540 for the year ended December 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% for an indefinite period) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $29,591 for the year ended December 31, 1999. Fees incurred under the distribution plan during the year ended December 31, 1999, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. The service fee is currently being reduced to 0.15% on Class B shares held over one year. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,766 and $1,567 for Class B and Class C shares, respectively, for the year ended December 31, 1999. Fees incurred under the distribution plan during the year ended December 31, 1999, were 0.95% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1999, were $67,618, $423,529, and $18,587 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                              PURCHASES                  SALES
------------------------------------------------------------------------------
U.S. government securities                 $440,236,210           $449,107,872
                                           ------------           ------------

The cost and unrealized appreciation or depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $289,834,643
                                                                  ------------
Gross unrealized depreciation                                     $ (5,843,365)
Gross unrealized appreciation                                           12,160
                                                                  ------------
    Net unrealized depreciation                                   $ (5,831,205)
                                                                  ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                       YEAR ENDED DECEMBER 31, 1999          YEAR ENDED DECEMBER 31, 1998
                                   --------------------------------      --------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                          68,927,254       $ 571,835,483        29,281,668        $246,268,535
Shares issued to shareholders
  in reinvestment of distributions    1,008,512           8,331,804           916,057           7,701,202
Shares reacquired                   (71,993,527)       (596,900,414)      (27,164,945)       (228,440,457)
                                    -----------        ------------       -----------        ------------
    Net increase (decrease)          (2,057,761)      $ (16,733,127)        3,032,780        $ 25,529,280
                                    ===========       =============       ===========        ============

Class B Shares
                                       YEAR ENDED DECEMBER 31, 1999          YEAR ENDED DECEMBER 31, 1998
                                   --------------------------------      --------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                           8,244,956       $  68,164,379         9,867,183        $ 82,888,758
Shares issued to shareholders
  in reinvestment of distributions      273,442           2,251,472           170,684           1,432,840
Shares reacquired                    (7,912,639)        (65,328,326)       (5,992,436)        (50,294,123)
                                    -----------        ------------       -----------        ------------
    Net increase                        605,759       $   5,087,525         4,045,431        $ 34,027,475
                                    ===========       =============       ===========        ============

Class C Shares
                                       YEAR ENDED DECEMBER 31, 1999          YEAR ENDED DECEMBER 31, 1998
                                   --------------------------------      --------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                           3,464,170       $  28,624,872         2,517,949        $ 21,107,329
Shares issued to shareholders
  in reinvestment of distributions      115,275             946,936            76,670             641,780
Shares reacquired                    (3,557,870)        (29,205,369)       (1,869,980)        (15,665,854)
                                    -----------        ------------       -----------        ------------
    Net increase                         21,575       $     366,439           724,639        $  6,083,255
                                    ===========       =============       ===========        ============

Class I Shares
                                       YEAR ENDED DECEMBER 31, 1999          YEAR ENDED DECEMBER 31, 1998
                                   --------------------------------      --------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                               3,962       $      32,910           161,015        $  1,345,535
Shares issued to shareholders
  in reinvestment of distributions        1,292              10,654             3,240              26,257
Shares reacquired                       (27,322)           (222,165)         (163,802)         (1,372,844)
                                    -----------        ------------       -----------        ------------
    Net increase (decrease)             (22,068)      $    (178,601)              453        $     (1,052)
                                    ===========       =============       ===========        ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended December 31, 1999, was $2,318. The Fund had no borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of MFS Government Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Government Limited Maturity Fund, including the schedule of portfolio investments as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Limited Maturity Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                     /s/ ERNST & YOUNG LLP
Boston, Massachusetts
February 11, 2000

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) Government Limited Maturity Fund

TRUSTEES                                                ASSISTANT TREASURERS
Richard B. Bailey+ - Private Investor; Former           Mark E. Bradley*
Chairman and Director (until 1991), MFS Investment      Ellen Moynihan*
Management(R)                                           James O. Yost*

Marshall N. Cohan+ - Private Investor                   SECRETARY
                                                        Stephen E. Cavan*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac
Surgery, Brigham and Women's Hospital; Professor        ASSISTANT SECRETARY
of Surgery, Harvard Medical School                      James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE+ - Chief             CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.; Chairman,       State Street Bank and Trust Company
Colonial Insurance Company, Ltd.
                                                        AUDITORS
Abby M. O'Neill+ - Private Investor                     Ernst & Young LLP

Walter E. Robb, III+ - President and Treasurer,         INVESTOR INFORMATION
Benchmark Advisors, Inc. (corporate financial           For information on MFS mutual funds, call your
consultants); President, Benchmark Consulting           financial consultant or, for an information kit,
Group, Inc. (office services)                           call toll free: 1-800-637-2929 any business day
                                                        from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* - Senior Executive                     message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                               INVESTOR SERVICE
                                                        MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                 P.O. Box 2281
Executive Officer, MFS Investment Management            Boston, MA 02107-9906

J. Dale Sherratt+ - President, Insight Resources,       For general information, call toll free:
Inc. (acquisition planning specialists)                 1-800-225-2606 any business day from
                                                        8 a.m. to 8 p.m. Eastern time.
Ward Smith+ - Former Chairman (until 1994), NACCO
Industries (holding company)                            For service to speech- or hearing-impaired, call
                                                        toll free: 1-800-637-6576 any business day from 9
INVESTMENT ADVISER                                      a.m. to 5 p.m. Eastern time. (To use this service,
Massachusetts Financial Services Company                your phone must be equipped with a
500 Boylston Street                                     Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                        For share prices, account balances, exchanges, or
DISTRIBUTOR                                             stock and bond outlooks, call toll free:
MFS Fund Distributors, Inc.                             1-800-MFS-TALK (1-800-637-8255) anytime from a
500 Boylston Street                                     touch-tone telephone.
Boston, MA 02116-3741
                                                        WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                  www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
D. Richard Smith*

TREASURER
W. Thomas London*


+Independent Trustee
*MFS Investment Management

MFS(R) GOVERNMENT                                                   ------------
LIMITED MATURITY FUND                                                BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                  MGL-2 02/00 21M 28/228/328/828